SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                         Date of Report: March 22, 2004

                            PACER HEALTH CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


           FLORIDA                      0-28729                  11-3144463
           -------                      -------                  ----------
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)


7759 N.W. 146TH STREET, MIAMI LAKES, FLORIDA                        33016
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(Address of principal executive offices)                          (Zip code)

Registrant's telephone number, including area code:             (305) 828-7660


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS


On March 22, 2004, Pacer Health Management Corporation ("Pacer Management"), a Louisiana corporation and wholly-owned subsidiary of Pacer Health Corporation ("Pacer") entered into an Asset Purchase Agreement (the "Agreement") with Camelot Specialty Hospital of Cameron, LLC ("Camelot"), a Louisiana limited liability company, to acquire certain assets used by Camelot in connection with its operation of South Cameron Memorial Hospital. Under the Agreement, Pacer Management assumed certain obligations and liabilities of Camelot. In consideration for the assets, Pacer issued fifty million (50,000,000) shares of its common stock, subject to a post-closing adjustment.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS


FINANCIAL STATEMENTS. The financial statements required by this Item 7 of Form 8-K will be filed by Pacer no later than 60 days after the date of this report.


EXHIBITS.



Exhibit 99.1   Asset  Purchase  Agreement,  dated March 22, 2004, by and between
               Pacer  Health   Management   Corporation  and  Camelot  Specialty
               Hospital of Cameron, L.L.C.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           PACER HEALTH CORPORATION



Date:  April 5, 2004                       By: /S/ RAINIER GONZALEZ
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                                           Name:    Rainier Gonzalez
                                           Its:     President


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